                                                                      Exhibit 21

50.10%                                                    DECEMBER 31, 2000

                                  SUNOCO, INC.
                          d/b/a Herr Gas & Oil Co. (PA)
                          d/b/a Kelly Oil Company (PA)
                         d/b/a Mahaffey Oil Company (PA)
                     d/b/a Montour Oil Service Company (PA)


                        SUBSIDIARIES OF THE REGISTRANT
                        ------------------------------

COMPANY NAME:                                                   INC./REG.
-------------                                                   --------

Helios Capital Corporation                                         DE
---Beneco Leasing Two, Inc.                                        OH
---Sunoco Leasing, Inc.                                            DE
------Heleasco Twenty, Inc.                                        DE
------Heleasco Twenty-Three, Inc.                                  DE
------Jalisco Corporation                                          CA
---Sun Leasing Company                                             DE

Mascot Petroleum Company, Inc.                                     DE

Radnor Corporation                                                 PA
   d/b/a Almont Developers   PA)
   d/b/a Ray Jones Co.   (PA)
---Radnor/California Service Corporation                           DE
---Radnor/Credit Corporation                                       DE
---Radnor/Dutton Mill Corporation                                  PA
---Radnor/Edgewater, Inc.                                          DE
---Radnor/Fulton Industrial Corporation                            DE
---Radnor/Grand Oaks Corporation                                   DE
---Radnor/Green Meadows Corporation                                DE
---Radnor/Investment Corporation                                   DE
---Radnor/Island Corporation                                       DE
---Radnor/Lakeside Corporation                                     DE
---Radnor/Loudoun Corporation                                      DE
---Radnor/Main St. Corporation                                     DE
---Radnor/Murrieta Corporation                                     DE
---Radnor/North Corporation                                        DE
---Radnor/Parke East Corporation                                   DE
---Radnor/Plantation Corporation                                   DE
---Radnor/Plymouth Corporation                                     PA
---Radnor/Sarasota Corporation                                     DE
------Laurel Oak Realty Corporation                                DE
---Radnor/Spring Ridge Corporation                                 DE
------Radnor/Frederick Corporation                                 DE

50.10%                                            DECEMBER 31, 2000

                                  SUNOCO, INC.

                         SUBSIDIARIES OF THE REGISTRANT
                         ------------------------------

COMPANY NAME:                                                         INC./REG.
-------------                                                         ---------

---Radnor/Spring Valley Corporation                                       DE
---Radnor/Sun Village Construction Corporation                            DE
---Radnor/Sun Village Corporation                                         DE
---Radnor Suncoast Corporation                                            DE
---Radnor/Vail Ranch Corporation                                          DE
---Radnor/Vanguard Corporation                                            DE
---Radnor/Victorville Corporation                                         DE
---Radnor/Villa Trinidad Corporation                                      DE
---Radnor/Vista Mar Corporation                                           DE
---Radnor/Willoughby Corporation                                          DE
---Radnor/Yorba Linda-I Corporation                                       DE


Sun Alternate Energy Corporation                                          DE


Sun Atlantic Refining and Marketing Company                               DE
---Sun Atlantic Refining and Marketing B.V., Inc.                         DE
---Sun Atlantic Refining and Marketing B.V.                               NL
------Atlantic Petroleum Corporation                                      DE
---------Atlantic Pipeline Corp.                                          DE
---------Atlantic Refining & Marketing Corp.                              DE


Sun Canada, Inc.                                                          DE
---Helios Assurance Company Limited                                       BA
---Petrosun Limited                                                       EN
---Sun International Limited                                              BA
---Sun Mexico One, Inc.                                                   DE
------Sunoco de Mexico, S.A. de C.V.                                      MX
---Sun Mexico Two, Inc.                                                   DE
---Sunoco Limited                                                         EN


Sun Coal & Coke Company                                                   DE
---Elk River Minerals Corporation                                         DE
---Haverhill North Coke Company                                           DE
---Indiana Harbor Coke Company                                            DE
---Indiana Harbor Coke Corporation                                        IN
---Jewell Coke Company                                                    DE

50.10%                                                   DECEMBER 31, 2000

                                  SUNOCO, INC.

                         SUBSIDIARIES OF THE REGISTRANT
                         ------------------------------
COMPANY NAME:                                                         INC./REG.
-------------                                                         ---------

---Jewell Resources Corporation                                           VA
------Dominion Coal Corporation                                           VA
------Jewell Coal & Coke Company, Inc.                                    VA
------Jewell Smokeless Coal Corporation                                   VA
------Oakwood Red Ash Coal Corporation                                    VA
------Vansant Coal Corporation                                            VA
---Sun Coke International, Inc.                                           DE

Sun Coke Company                                                          DE

Sun Company, Inc.                                                         DE
(Name Saver Company)

Sun Company, Inc.                                                         PA
(Name Saver Company)

Sun Executive Services Company                                            PA

Sun Geologic and Seismic, Inc.                                            DE

Sun Ocean Ventures, Inc.                                                  DE

Sun Oil Argentina Limited                                                 BA

Sun Oil Argentina Limited S.A.                                            ARG.

Sun Oil Company                                                           DE
(Name Saver Company)

Sun Oil Company (U.K.) Ltd.                                               DE

Sun Oil Export Company                                                    DE

Sun Oil International, Inc.                                               DE

Sun Oil Shabwa Yemen Limited                                              BA

50.10%                                                       DECEMBER 31, 2000

                                  SUNOCO, INC.

                         SUBSIDIARIES OF THE REGISTRANT
                         ------------------------------

COMPANY NAME:                                                         INC./REG.
-------------                                                         ---------

Sun Pipe Line Company of Delaware                                         DE
---Mid-Continent Pipe Line Company                                        OK
---Mid-Valley Pipeline Company                                            OH
---Sun Oil Line Company of Michigan                                       MI
---Sun Pipe Line Company                                                  PA
---Sun Pipe Line Services Co.                                             DE
------Sun Borger Pipe Line Company                                        DE

Sun Refining and Marketing Company                                        DE
(Name Saver Company)

Sun Services Corporation                                                  PA

Sun Ship, Inc.                                                            PA
---Lesley Corporation                                                     DE

Sun Transport, Inc.                                                       DE

Sun-Del Services, Inc.                                                    DE

Sunoco Caribbean, Inc.                                                    DE
(Name Saver Company)

Sunoco, Inc. (R&M)                                                        PA
   d/b/a Mohawk Valley Oil   (NY)
   d/b/a Sonshine Fuels   (NY)
   d/b/a Sun Gas Company   (PA)
   d/b/a Sun Gas Services   (LA/PA/TX)
   d/b/a Sun Petroleum Products Company   (PA)
   d/b/a Sunmark Industries   (PA)
   d/b/a Sun Mart   (PA)
   d/b/a Y's Buy Oil Co.   (DE/NJ/PA)
---Mid-State Oil Company                                                  DE
---Puerto Rico Sun Oil Company                                            DE
---Sun Lubricants and Specialty Products Inc.                             QU
---Sun Petrochemicals, Inc.                                               DE
      d/b/a Sun Petrochemicals Company   (PA)
---Sunmarks, Inc.                                                         DE
---Sunoco Power Marketing L.L.C.                                          PA

50.10%                                                       DECEMBER 31, 2000

                                  SUNOCO, INC.

                         SUBSIDIARIES OF THE REGISTRANT
                         ------------------------------
COMPANY NAME:                                                     INC./REG.
-------------                                                     ---------

Sunoco Overseas, Inc.                                                DE
---Lugrasa, S.A.                                                     PN

The Claymont Investment Company                                      DE

Triad Carriers, Inc.                                                 PA
---BBQ, Inc.                                                         PA
---Carrier Systems Motor Freight, Inc.                               DE